UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

IGC PHARMA, INC.

(Exact name of registrant as specified in charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10224 Falls Road, Potomac, Maryland 20854

(Address of principal executive offices) (Zip Code)

(301) 983-0998

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	IGC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 12, 2025, IGC Pharma, Inc. (the “Company”) amended its Amended and Restated Articles of Incorporation in order to give effect to a previously announced increase of its authorized common stock from 150,000,000 shares to 600,000,000 shares. This amendment was approved by the Company’s stockholders at an Annual Stockholders Meeting held on October 10, 2025.  Following stockholder approval, the Company filed the Articles of Amendment with the Maryland State Department of Assessments and Taxation (“SDAT”), which was accepted and approved on December 12, 2025, at which time it became effective under Maryland law. A copy of the Articles of Amendment as accepted by SDAT is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As of immediately before the amendment, the total number of shares of stock of all classes which the Company has authorization to issue is 150,000,000 shares, of which 1,000,000 are Preferred Stock (par value $0.0001 per share), and 150,000,000 are Common Stock (par value $0.0001 per share). As amended, the total number of shares of stock of all classes which the Company has authority to issue is 601,000,000, of which 1,000,000 shares are Preferred Stock (par value $0.0001 per share) and 600,000,000 shares are Common Stock (par value $0.0001 per share).  The aggregate par value of all shares having a par value is $15,100.00 before the amendment and $60,100.00 as amended. The shares of the Company are divided into two classes: (i) Common Stock, and (ii) Preferred Stock.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation of IGC Pharma, Inc., as filed with and accepted by the Maryland State Department of Assessments and Taxation on December 12, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The exhibits listed in the following Exhibit Index are filed as part of this current report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGC PHARMA, INC.

Dated: December 15, 2025	By:	/s/ Claudia Grimaldi
	Name:	Claudia Grimaldi
	Title:	Principal Financial Officer and Vice President

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